UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Global Market

Explanatory Note

On April 26, 2019, Addus HomeCare Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on April 24, 2019, the Company notified Ernst & Young LLP (“EY”) that, upon the approval of the Audit Committee of the Board of Directors of the Company, EY would be dismissed as the Company’s principal independent registered public accounting firm effective upon the date of filing for the Company’s Form 10-Q for the three months ended March 31, 2019. The Original Form 8-K also disclosed that the Company had engaged PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. This Amendment No. 1 to the Original Form 8-K (the “Amendment No. 1”) is being filed to disclose the specific date of EY’s dismissal and to update the disclosures required by Item 304(a)(3) of Regulation S-K through that date.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 9, 2019, the Company filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2019, and EY’s dismissal as the Company’s independent registered public accounting firm became effective.

The reports of EY on the audited consolidated financial statements of the Company for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2018 and 2017 and through May 9, 2019, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years. During the years ended December 31, 2018 and 2017, and through May 9, 2019, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except for the material weakness reported on the Company’s Annual Report on Form 10-K for the year-ended December 31, 2018 related to the Company’s process to review and approve hours worked and billed. EY has discussed these control deficiencies with the Audit Committee, and the Audit Committee has authorized EY to discuss such control deficiencies with PwC and to respond fully to any inquiries of PwC regarding such control deficiencies.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided EY with a copy of this Amendment No. 1 prior to its filing with the SEC and requested that EY furnish the Company with a letter addressed to the SEC stating whether or not EY agrees with the above statements. A copy of EY’s letter is attached as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated May 10, 2019, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: May 10, 2019	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer